Rule 497(e)
File Nos. 333-203262 and 811-05817

GREAT-WEST SMART TRACK® II - 5 YEAR VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by Great-West Life & Annuity Insurance Company

Supplement dated October 14, 2016
to the Prospectus dated July 1, 2016

This Supplement amends certain information contained in the Prospectus dated July 1, 2016.

Effective immediately, the definition of Annuitant is deleted in its entirety and replaced with the following:

"Annuitant (Joint Annuitant) - The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. Joint Annuitants may be named in the application or any time before the Annuity Commencement Date, and must be one another’s Spouse as of the Effective Date. If you select a Joint Annuitant, ‘Annuitant’ means the older Joint Annuitant or the sole surviving Joint Annuitant. If you name a Contingent Annuitant, the Annuitant will be considered the 'Primary Annuitant.' If an IRA custodian or trustee owns the Contract, the Underlying IRA Holder must be the Annuitant and if there are two Annuitants, the Joint Annuitant must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account."

Effective immediately, the definition of Covered Person(s) is deleted in its entirety and replaced with the following:

"Covered Person(s) - For purposes of a GLWB Rider, the natural person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Joint Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If a natural person owns the Contract, the Owner of the Contract must be a Covered Person. If a Grantor Trust owns the Contract, the Grantor(s) must be the sole Covered Person(s). A Joint Covered Person, when permitted, must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary Beneficiary under the Contract. If an IRA custodian or trustee owns the Contract, the Underlying IRA Holder must be a Covered Person and if there are two Covered Persons, the Joint Covered Person must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account."

Effective immediately, the Section titled 'IRA Custodian or Trustee Owned Annuity' is deleted in its entirety and replaced with the following:

"IRA Custodian or Trustee Owned Annuity
Contracts owned by an IRA custodian or trustee are not considered owned by a non-natural person and are treated as an IRA investment subject to the same tax requirements as any other IRA investment. Upon the death of the Underlying IRA Holder, the Death Benefit will be paid to the IRA pursuant to the Death Benefit provisions of the Contract. IRA custodian or trustee owned Contracts receive tax deferral in accordance with the Code provisions governing IRAs.

If the Owner is an IRA custodian or trustee, the Underlying IRA Holder must be the Annuitant and if there are two Annuitants, the Joint Annuitant must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account. If the Owner is an IRA custodian or trustee and a GLWB Rider is selected, the Underlying IRA Holder must be a Covered Person. If Joint Covered Persons are selected, the Spouse of the Underlying IRA Holder must be a Joint Covered Person and must be the designated beneficiary of the custodial or trusteed account. If the Underlying IRA Holder’s Spouse is the sole primary beneficiary of the Underlying IRA Holder’s interest in the custodial or trusteed account, the Underlying IRA Holder’s Spouse will be treated as the Beneficiary of the Contract for purposes of the GLWB Rider spousal continuation provisions.

Underlying IRA Holders should consult with a competent tax advisor regarding whether selecting Joint Annuitants under the Contract or selecting Joint Covered Persons under a GLWB Rider is suitable for the Underlying IRA Holder’s needs. See “Guaranteed Lifetime Withdrawal Benefit” below for more information.

Because the Code provides IRA holders with tax deferral and other benefits, Great-West Smart Track® II - 5 Year Variable Annuity should not be purchased by an Underlying IRA Holder solely for tax deferral or other benefits already provided by the IRA itself."

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated July 1, 2016.

Please read this Supplement carefully and retain it for future reference.